UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17,
2018


ITRONICS INC.
-----------------------------------------------------------

    Texas                33-18582           75-2198369
(State or other      (Commission File      (IRS Employer
jurisdiction of          Number)          Identification
incorporation)                               No.)


6490 So. McCarran Boulevard, Building C, Suite 23 Reno, NV
                                                89509
(Address of Principal Executive Offices)      Zip Code


Registrant?s telephone number, including area code:  (775) 689-
7696


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01:  Other Events

	As of September 30, 2018, the Company had 14,917,118 common shares issued and outstanding, compared to 14,317,468 as of June
30, 2018, an increase of 599,650 shares.

	As of September 30, 2018, the closing stock price was $1.27 per share, resulting in a market cap of $18,944,740, compared to a closing stock price at June 30, 2018 of $0.498 and a market cap of $7,130,099, an increase of $11,814,641, or 166%.

	     As of December 31, 2017, the market cap was $4,402,684, which results in a market cap increase since the first of the year of $14,542,056, or 330%.






SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ITRONICS INC.

(Registrant)

Date: October 17, 2018
							By:  /S/ John W. Whitney

							     John W. Whitney
							  President, Treasurer and
                                       Director

			            (Principal Executive and
                                       Financial Officer)

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